The PNC Financial Services Group, Inc. Lehman Brothers 2006 Financial Services Conference May 17, 2006 EXHIBIT 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix and in the version of the presentation materials posted on our corporate website at www.pnc.com.  We provide greater detail regarding those factors in our 2005
Form 10-K, including in the Risk Factors and Risk Management sections, and in our first quarter 2006 Form 10-Q and other SEC reports (accessible on the SEC’s website at
www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “For
Investors.”
Cautionary Statement Regarding
Forward-Looking Information

Key Messages
A diversified financial services company
Maintaining a moderate risk profile that is
key to improving consistency
Executing strategies focused on continued
growth and positive operating leverage
PNC is…

Regional, National and International Businesses
International fund processing:
PFPC – with offices in U.S.,
Ireland & Luxembourg
International investment management:
BlackRock – with offices in U.S.,
Scotland, Hong Kong, Tokyo & Australia
PNC – A Diversified Financial
Services Company
IN
OH
PA
KY
NJ
DE
Business Leadership
Retail Banking
- A leading community bank in PNC major markets
- Top 10 SBA lender in the U.S.
- One of the nation’s largest wealth management
firms
Corporate & Institutional Banking
- Top 10 Treasury Management business
- The nation’s second largest lead arranger of
asset-based loan syndications
- Harris Williams - one of the nation’s largest M&A
advisory firms for middle market companies
PFPC
- Among the largest providers of mutual fund
transfer agency and accounting and
administration services in the U.S.
BlackRock
- One of the nation’s largest publicly traded asset
managers
PNC Bank Branches
PNC Employees / Offices Outside of Retail Footprint
VA
DC
MD

PNCs High Return Business Mix
Business Earnings Contribution – Three Months Ended March 31, 2006
Retail Banking
Earnings $190
Return on capital 26%
Corporate &
Institutional Banking
Earnings $105
Return on capital 22%
BlackRock
Earnings $71
Return on average equity  30%
PFPC
Earnings $27
Return on average equity 28%
$ millions
Business earnings and return on capital reconciled to GAAP net income and returns in Appendix

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003 2004 2005
$0
$50
$100
$150
$200
$250
$300
$350
$400
1Q05 1Q06
We’ve Been Delivering Results
2003 net income excludes expenses related to the DOJ agreement of $87 million after tax and is reconciled to GAAP in Appendix
2005 and 1Q05 net income excludes one-time tax benefit of $45 million and is reconciled to GAAP in Appendix
$ millions
Consolidated Net Income
Year to Date Highlights
Earned $354 million or $1.19 per
diluted share in first quarter
Experienced solid customer growth
and business trends
Asset quality remained strong
Announced 10% dividend increase
BlackRock announced agreement
to merge with Merrill Lynch’s
investment management business
Well positioned with anticipated
significant capital flexibility
(1) (2) (2)
(1)
(2)

BlackRock/Merrill Lynch Investment Managers Combination
Creates Leading Investment Management Firm
Will create a top ten investment manager worldwide
- $1 trillion in assets under management
- Largest publicly traded asset manager in the U.S.
- Largest active fixed income manager in the U.S.
- 4
th
largest broker-distributed U.S. fund family
Will unlock value and create opportunities for PNC
- PNC retains our share ownership in larger and more valuable company
- Immediately accretive to PNC’s earnings
- BlackRock contribution to PNC earnings expected to increase
- $1.6 billion after-tax gain expected to be recognized, subject to adjustments, at closing
- Significant additional unrecognized gain on BlackRock investment
- Will better align our tangible common equity ratio with our regulatory and economic capital
Transaction is a Win–Win for PNC and BlackRock

Key Messages
A diversified financial services company
Maintaining a moderate risk profile that is
key to improving consistency
Executing strategies focused on continued
growth and positive operating leverage
PNC is…

Strong Risk Culture is Essential to
Minimizing Surprises
Strengthened personnel and systems
Improved diversification
Increased loan granularity
Enhanced disclosure
Remained disciplined
Strategic Actions We’ve Taken to Enhance our Risk Culture

0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
Disciplined Approach
Leads to Strong Asset Quality
Asset Quality Compared to Peers
Net Charge-offs to Average Loans
PNC
Peer Group
Source: SNL DataSource
PNC 2Q05 net charge-off ratio excludes $53 million loan recovery.  The ratio was (0.32%) including the recovery.
Peer group reflects median of super-regional banks as defined in Appendix excluding PNC
Nonperforming Assets to Loans, Loans
Held for Sale and Foreclosed Assets
PNC
Peer Group
2003 2004 2005 2006 2003 2004 2005 2006

High Quality
Consumer Loan Portfolio
Home Equity
Loans
Auto
Loans
Other
Consumer
Loans
Composition of Consumer Loan Portfolio
Average Consumer Loans
For the Three Months Ended 3/31/06
Home Equity Portfolio
Credit Statistics
First lien positions 45%
Weighted average:
Loan to value 68%
FICO scores 727
90 days past due 0.22%
3/31/06 3/31/06

Our Approach to Interest Rate Risk:
Preserve and Optimize Long-Term Value
Neutral Duration of Equity Positions Us Well in This Environment
(3)
(2)
(1)
0
1
2
3
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Duration
of Equity
Years
3 Month LIBOR
10 Year T Note
At Quarter End
2004 2005 3/31/06

Key Messages
A diversified financial services company
Maintaining a moderate risk profile that is
key to improving consistency
Executing strategies focused on continued
growth and positive operating leverage
PNC is…

Fee-Based Businesses
Differentiate PNC
Noninterest Income to Total Revenue
Information for the quarter ended 3/31/06
PNC amounts calculated in the Appendix
Source: SNL DataSource
0%
10%
20%
30%
40%
50%
60%
70%
80%
BK PNC WB USB FITB WFC STI BBT KEY RF NCC
Banking & Other
BlackRock
PFPC

$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2003 2004 2005
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
1Q05 1Q06
Fee Based Businesses Delivering
Strong Noninterest Income Growth
Consolidated Noninterest Income
$ millions
13% CAGR 13% CAGR

0.0
0.5
1.0
1.5
2.0
2003 2004 2005 3/31/06
…Provides Opportunities for
Deepening Relationships
Average home equity
loans ($ billions)
$13.8     +8%
Consumer on-line
banking users       50%     +18%
Consumer online
bill-pay users       14% +92%
Growth*
* Growth is for 1Q06 vs. 1Q05
Retail Banking
Checking Customer Base
millions
December 31
Small Business
Consumer
Increasing and Deepening Checking
Relationships
3/31/06

$5
$7
$9
$11
$13
$15
$17
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
$5
$7
$9
$11
$13
$15
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
Growing a Valuable
Core Deposit Base
Relationship Strategy Generating Deposit Growth
$ billions
Retail Banking
Average Certificates of Deposit
Retail Banking
Average Demand Deposits
$ billions
Average Federal
Funds Rate
Average Certificates
of Deposit
2003 2004 2005 2003 2004 2005 2006 2006

Growing Deposits
Faster Than Our Peers
Deposit Increase Compared to Peers
Total interest-bearing deposits 15% 9%
Total noninterest-bearing deposits 12% 3%
Total deposits 14% 7%
Average Balances
1Q06 vs. 1Q05
PNC Peers
Source: SNL DataSource
Peers reflects median of super-regional banks as identified in the Appendix excluding PNC

WFC 21%
PNC 18
BK 18
RF 17
KEY 16
USB 16
STI 15
WB 15
FITB 14
NCC 13
BBT 13
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
Noninterest-Bearing Deposits
Becoming More Valuable
PNC’s High Percentage of
Noninterest-Bearing Funding
Average Noninterest-Bearing Deposits
to Average Earning Assets
Rising Interest Rates Increase Value of
PNC’s Noninterest-Bearing Deposits
2004 2005
Impact of Noninterest-Bearing Sources
on PNC’s Net Interest Margin
1Q06
Source: SNL DataSource
2006

Average Loans Outstanding
Drivers of Growth
Retail Banking
Focus on home equity loan product
Offering enhanced Business Banking
product set to small business customers
Corporate & Institutional Banking
Leveraging national distribution in
Commercial Real Estate and Asset Based
Lending
Delivering superior product set to middle
market clients
Improving Execution
Driving Loan Growth
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
1Q05 1Q06
+12%
+5%
Retail Banking
$ billions
Corporate & Institutional Banking

BK 4.61% 3.77% +84bp
RF 4.92 4.32 +60bp
PNC 4.66 4.10 +56bp
USB 5.00 4.48 +52bp
WFC 6.06 5.60 +46bp
STI 4.69 4.25 +44bp
BT 4.39 4.08 +31bp
WB 5.24 5.01 +23bp
NCC 5.27 5.07 +20bp
KEY 4.62 4.47 +15bp
FITB 4.52 4.44 +8bp
An Opportunity to Increase
Securities Yields
Yield on Securities Portfolio
Source: SNL DataSource and company filings
Change
Retained Portfolio Flexibility
As of March 31, 2006
Effective duration of
3.0 years
Weighted-average life of
4.3 years
10% is floating rate
15% matures or re-prices
in next twelve months
Increasing Yields on Securities Portfolio
1Q06 1Q05

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2003 2004 2005
Net Interest Income Improving
Consolidated Net Interest Income (Taxable-Equivalent Basis)
Net interest income on a taxable-equivalent basis is reconciled to GAAP net interest income in the Appendix
$ millions
$350
$400
$450
$500
$550
$600
1Q05 1Q06
4% CAGR 4% CAGR

One PNC – Driving Improved
Operating Leverage
Building a Culture of Continuous Improvement
Eliminate 3,000 positions
Implement 2,400 ideas
Achieve $400 million of
total value
2,100 positions eliminated
91% of ideas are complete
or in process
Delivered $60 million in
first quarter of 2006.  On
track to capture $400
million of value by 2007.
Expected Outcomes Update – As of 3/31/06

Impact of Expense Management
Becoming More Visible
Bank Efficiency Ratio Improving
50%
55%
60%
65%
70%
6/30/05 9/30/05 12/31/05 3/31/06
Bank efficiency ratio represents the consolidated (GAAP basis) efficiency ratio excluding the effect of BlackRock and
PFPC and is reconciled to GAAP in the Appendix.

Improving Capital Flexibility
PNC (Pro forma)
7.3%
FITB 6.9%
KEY 6.7%
NCC 6.6%
WFC 6.2%
BBT 6.1%
USB 5.7%
BK 5.6%
STI 5.6%
PNC 5.0%
WB 4.9%
As of December 31, 2005
Pro forma after giving effect to BlackRock/Merrill Lynch
transaction and is reconciled to GAAP in Appendix
Tangible Common Equity Ratio
Invest in and grow our
businesses
Disciplined approach to
acquisitions
Return to shareholders
Capital Management Priorities

Summary Built a differentiated company Comprehensive risk management culture to increase predictability Proven and executable growth strategies PNC has:

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding these factors in our Form 10-K for the year ended December 31, 2005, including in the Risk Factors and Risk Management sections, and in our Form 10-Q for the quarter ended March 31,
2006.  Our forward-looking statements may also be subject to other risks and uncertainties including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com.
•
Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions
•
The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
•
Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as the pending acquisition by BlackRock of Merrill Lynch’s investment management business.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These developments could include:  (a) the resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our majority-owned subsidiary BlackRock, Inc. are discussed in more detail in BlackRock’s Annual Report on 2005 Form 10-K, including in the Risk Factors section, and in
BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

Appendix

Non-GAAP to GAAP
Reconcilement
Business segments
Retail Banking $190 26%
Corporate & Institutional Banking 105 22%
BlackRock 71 30%
PFPC 27 28%
Total business segments 393
Minority interest in income of BlackRock (22)
Other (17)
Total consolidated $354 17%
$ millions
Earnings
Return on
Avg Capital *
* Percentages for BlackRock and PFPC reflect return on average equity
Appendix
Business Earnings and Return on Capital
Quarter Ended 3/31/06

Net income, GAAP basis $1,325 $1,197 $1,001 15%
Expenses related to DOJ agreement (1)
87
One-time tax benefit (2)
(45)
Net income, adjusted $1,280 $1,197 $1,088 8%
Net income, GAAP basis $354 $354 0%
One-time tax benefit (2)
(45)
Net income, adjusted $354 $309 15%
$ millions
CAGR
2005
2005 vs.
2003 2004 2003
Non-GAAP to GAAP
Reconcilement
Appendix
1Q06
1Q05
% Change
1Q06 vs.
1Q05
Consolidated Net Income
Net income (GAAP basis) for 2003 included expenses totaling $87 million after taxes in connection with the agreement with the
United States Department of Justice, including related legal and consulting costs, which is excluded from adjusted net income as it is not related to and does not result from business operations for the relevant period
(1)
(2) Net income (GAAP basis) for 2005 and 1Q05 included the benefit of the reversal of$45 million in deferred tax liabilities related to the transfer of PNC’s ownership of BlackRock from PNC Bank, N.A. to its intermediate bank holding company, which is excluded from adjusted net income as it is not related to and does not result from business operations for the relevant period

Non-GAAP to GAAP
Reconcilement
BlackRock
(1)
$396 23%
PFPC
(1)
227 13%
Banking businesses 510 29%
Other 52 3%
Total consolidated $1,185 $1,741 68%
Noninterest
Income
$ millions
Consolidated
Total
Revenue
Noninterest
Income to
Consolidated
Total Revenue*
Quarter Ended 3/31/06
32%
Sum of net interest income and noninterest income
Noninterest income for BlackRock and PFPC reflects operating revenue
*
(1)
Appendix
Noninterest Income to Total Revenue*

Net interest income, GAAP basis $2,154 $1,969 $1,996 4%
Taxable-equivalent adjustment 33 20 10 82%
Net interest income, taxable-equivalent basis $2,187 $1,989 $2,006 4%
Net interest income, GAAP basis $556 $506 10%
Taxable-equivalent adjustment 7 6 17%
Net interest income, taxable-equivalent basis $563 $512 10%
$ millions
CAGR
2005
2005 vs.
2003 2004 2003
Non-GAAP to GAAP
Reconcilement
Appendix
1Q06
1Q05
% Change
1Q06 vs.
1Q05
Net Interest Income

GAAP and Bank Efficiency Ratios	Quarter ended March 31 2006	December 31 2005	September 30 2005	June 30 2005
GAAP basis efficiency ratio (a)	67%	67%	69%	71%
Bank efficiency ratio (b)	63%	64%	67%	69%

(a) Calculated as noninterest expense divided by the sum of net interest income and noninterest income.

(b) The bank efficiency ratio represents the consolidated (GAAP basis) efficiency ratio excluding the effect of BlackRock and PFPC. We believe the disclosure of this bank efficiency ratio is meaningful for investors because it provides a more relevant basis of comparison with other financial institutions that may not have significant asset management and processing businesses.

Reconciliation of GAAP amounts with amounts used in the calculation of the bank efficiency ratio:

Dollars in millions	Quarter ended March 31 2006	December 31 2005	September 30 2005	June 30 2005
PNC total revenue, GAAP basis	$1,741	$1,709	$1,675	$1,463
Less: BlackRock revenue (c)	409	373	320	275
PFPC revenue (c)	218	209	211	212
Revenue, as adjusted	$1,114	$1,127	$1,144	$976
PNC noninterest expense, GAAP basis	$1,171	$1,145	$1,159	$1,040
Less: BlackRock noninterest expense	296	256	221	189
PFPC noninterest expense (c)	173	165	171	173
Noninterest expense, as adjusted	$702	$724	$767	$678

(c) These amounts differ from amounts included on pages 7 and 8 of this financial supplement due to the presentation on pages 7 and 8 of BlackRock revenue on a taxable-equivalent basis and classification differences related to BlackRock and PFPC. Note 21 Segment Reporting in our 2005 Annual Report on Form 10-K provides further details on these differences.

PNC

Non-GAAP to GAAP Reconcilement Appendix Source: Page 10 of The PNC Financial Services Group, Inc. first quarter 2006 Earnings Release Financial Supplement Efficiency Ratios

Non-GAAP to GAAP
Reconcilement
Appendix
Tangible Common Equity Ratio
Common shareholders equity $8.5 $1.6(a) $10.1
Goodwill & other intangible assets 4.1 ($0.5) 3.6
Tangible common equity $4.4 $6.5
Total assets $92.0 ($1.2) $2.5(b) $93.3
Goodwill & other intangible assets 4.1 (0.5) 3.6
Tangible assets $87.9 $89.7
Tangible common equity ratio 5.0% 7.3%
$ billions
PNC
Consolidated
12/31/05
BlackRock
Deconsolidating
Adjustments
(a) Increase equals the expected after-tax gain to be recorded on this transaction, subject to adjustments, at closing
(b) PNC’s Investment equals its expected ownership percentage of BlackRock’s pro forma book equity
PNC
Pro forma
12/31/05
Transaction
Adjustments

BB&T Corporation BBT
The Bank of New York Company, Inc. BK
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix